EXHIBIT 10.1

                        [OPTICAL CABLE CORPORATION LOGO]

                                ROYALTY AGREEMENT

This agreement is made effective this first day of November, 1993, by and between Robert Kopstein and Optical Cable Corporation (herein referred to as
OCC).

WHEREAS Robert Kopstein as an owner of the rights to certain cable manufacturing techniques and equipment designs (hereinafter referred to as TECHNOLOGY) granted him by Cable Technology, Inc., by agreement dated June 30, 1983.

WHEREAS Robert Kopstein desires to receive Royalty Payments for the continued use of the TECHNOLOGY by OCC.

WHEREAS it is in the best interest of OCC to have the exclusive rights to the use of the TECHNOLOGY without restriction.

Now THEREFORE the parties do hereby agree as follows:

1. Robert Kopstein hereby grants to OCC the exclusive license to use the TECHNOLOGY without restriction for a period of one year.

2. Robert Kopstein shall not sell, transfer or further license the TECHNOLOGY to any other parties for a period of one year.

3. OCC agrees to pay Robert Kopstein in Royalty Payment equal to 4.5% of its net sales under the license granted herein. For each new manufacturing facility established outside the continental United States (utilizing the TECHNOLOGY), OCC agrees to pay Robert Kopstein an additional 1.5% Royalty Payment. Total Royalty Payment shall be limited to 10% of net sales generated by OCC and future affiliates utilizing the TECHNOLOGY.

         Example

         Optical Cable Corporation                  Royalty (%)
         -------------------------                  -----------
         OCC + 1 additional overseas facilities         4.5
         OCC + 2 additional overseas facilities         6.0
         OCC + 3 additional overseas facilities         7.5
         OCC + 4 additional overseas facilities        10.0

Said Royalty Payments are to be made by the close of each OCC fiscal year.

--------------------------------------------------------------------------------

   Shipping Address:         Phone No.        (703) 265-0690            Mailing Address:
                             TELEX            705-290
5290 Concourse Drive         FAX              (703) 265-0724            P.O. Box 11967
 Roanoke, VA 24019           Sales Dept.      1-800-622-7711       Roanoke, VA 24022-1967

/s/ Robert Kopstein                       /s/ Robert Kopstein
-------------------------                 --------------------------------------
Robert Kopstein                           Robert Kopstein
                                          Optical Cable Corporation




    [Notary Signature]                    /s/ Kenneth W. Harber
------------------------                  --------------------------------------
Notary                                    Kenneth W. Harber, Secretary/Treasurer
                                          Optical Cable Corporation